UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 16, 2012

UBS-Barclays Commercial Mortgage Trust 2012-C2
(Exact name of issuing entity)

UBS Commercial Mortgage Securitization Corp.
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc.
Barclays Bank PLC
Archetype Mortgage Funding II LLC
KeyBank National Association
(Exact name of sponsors as specified in their charters)

Delaware	333-177354-02	45-3587479
(State or other jurisdiction of incorporation)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executie offices of depositor)	(Zip Code of depositor)

Depositor's telephone number, including area code	(212) 713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                Financial Statements and Exhibits.

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated June 28, 2012 to the Prospectus dated June 22, 2012, as filed by the Registrant on July 16, 2012, the Registrant is attaching as exhibits to this Form 8-K the related Underwriting Agreement, Pooling and Servicing Agreement and Mortgage Loan Purchase Agreements.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated June 28, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Drexel Hamilton, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of July 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated July 17, 2012, among UBS Real Estate Securities Inc., UBS Commercial Mortgage Securitization Corp. and Barclays Bank PLC, pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated July 17, 2012, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2012	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

By:	/s/ David Schell
Name: David Schell
Title: Director

By:	/s/ Siho Ham
Name: Siho Ham
Title: Associate Director

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated June 28, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., KeyBanc Capital Markets Inc., Drexel Hamilton, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of July 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.
(E)

99.1
Mortgage Loan Purchase Agreement, dated July 17, 2012, among UBS Real Estate Securities Inc., UBS Commercial Mortgage Securitization Corp. and Barclays Bank PLC, pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.2
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.3
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.4
Mortgage Loan Purchase Agreement, dated July 17, 2012, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)